EXHIBIT 10.10

         SECOND AMENDMENT TO LOAN AGREEMENT

        This Second Amendment to Loan Agreement (this “Second Amendment”) is made and entered into as of the 31st day of October, 2003, by and between POWELL INDUSTRIES, INC., a Nevada corporation (“Borrower”), and BANK OF AMERICA, N.A., a national banking association (“Lender”).

        W I T N E S S E T H:

        WHEREAS, pursuant to that certain Amended and Restated Loan Agreement (as heretofore amended, the “Loan Agreement”) dated October 25, 2001, Lender agreed to make certain loans to Borrower upon the terms and conditions therein contained; and

        WHEREAS, pursuant to that certain First Amendment to Loan Agreement dated as of September 30, 2002, Borrower and Lender modified and amended certain terms and provisions of the Loan Agreement; and

        WHEREAS, Borrower and Lender desire to further modify and amend certain terms and provisions of the Loan Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

        1.        Amendments to Loan Agreement. Subject to and upon the full and complete satisfaction of the terms and conditions of numerical Section 3 below, the Loan Agreement is amended and modified as follows:

        1.1.        The definition of the following term in Section 1.1 of the Loan Agreement is deleted in its entirety and the following is substituted in place thereof:

        “Termination Date” shall mean the earlier to occur of (a) February 28, 2006, or (b) an Event of Default.

        1.2.        Section 3.1 of the Loan agreement is deleted in its entirety and the following is substituted in place thereof:

Revolving Loan.

    (a)        Subject to the full, complete, and timely satisfaction of each of the terms and conditions of Sections 2.1, 2.2, and 3.4 of this Agreement and as elsewhere set forth herein, and relying on the representations and warranties of Borrower hereinafter set forth, Lender agrees to make available to Borrower a revolving line of credit pursuant to which Borrower may borrow, repay, and reborrow under the terms of this Agreement on or after the date hereof and prior to the Termination Date, amounts not exceeding at any one time outstanding an aggregate principal amount equal to $15,000,000.00, minus the Letter of Credit Exposure which revolving loan shall be evidenced by the issuance, execution, and delivery of the Revolving Note (notwithstanding the face amount of the Revolving Note, the maximum amount which may be outstanding at any one time thereunder shall be $15,000,000.00).

    (b)        Letter of Credit. Subject to and upon the terms, covenants, and conditions of this Agreement, Lender shall issue Letters of Credit for the account of Borrower or any of its Subsidiaries from time to time for any of the purposes of which Borrower, can obtain an advance under the Revolving Note, provided, that (i) each Letter of Credit shall be issued on a Business Day, (ii) after the issuance of any Letter of Credit, the Letter of Credit Exposure, plus the outstanding balance of Revolving Note, plus an amount equal to the Autoborrow Sublimit minus outstanding extensions of credit under the Autoborrow Agreement, must be less than or equal to $15,000,000.00, and (iii) when issued, such Letter of Credit may have an expiration date up to 364 days after the Termination Date.

        1.3.        Section 3.8(a) of the Loan Agreement is deleted in its entirety and the following is substituted in place thereof:

Unused Commitment Fee. Borrower agrees to pay a fee on any difference between the maximum principal amount available under the Revolving Note (being $15,000,000.00) and the amount of credit it actually uses, determined by the average of the daily amount of credit outstanding during the specified period. The fee will be calculated based on the Applicable Margin for Unused Commitment Fees in effect from time to time. This fee is due in arrears on December 31, 2003, and on the last day of each successive third calendar month thereafter until and including the Termination Date.

        2.        Reaffirmation of Representations and Warranties. To induce the Lender to enter into this Second Amendment, Borrower hereby reaffirms, as of the date hereof, its representations and warranties in their entirety contained in the Loan Agreement and in all other Loan Documents executed by Borrower pursuant thereto (except to the extent such representations and warranties relate solely to an earlier date in which case they shall have been true and accurate in all respects as of such earlier date) and additionally represents and warrants as follows:

        2.1.        The execution and delivery of this Second Amendment and the performance by Borrower of its obligations under this Second Amendment and the Loan Agreement as amended hereby are within Borrower’s powers, have been duly authorized by all necessary action, have received all necessary governmental and other approvals (if any shall be required), and do not and will not contravene or conflict with the governance documents of Borrower or any provision of law, any presently existing requirement or restriction imposed by any judicial, arbitral, regulatory or governmental instrumentality or constitute a default under, or result in the creation or imposition of any lien other than a lien permitted by the terms of the Loan Agreement upon any property or assets of Borrower or any Guarantor under, any agreement, instrument or indenture by which Borrower or any Guarantor is bound;

        2.2.        This Second Amendment has been duly executed and delivered on behalf of Borrower and this Second Amendment and the Loan Agreement, as amended hereby, are the legal, valid and binding obligations of Borrower, enforceable in accordance with their terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws and equitable principles affecting the enforcement of creditors’ rights generally; and

        2.3.        No Default or Event of Default has occurred and is continuing after giving effect to this Second Amendment.

        3.        Conditions. The effectiveness of this Second Amendment is subject to the following conditions, all in form and substance satisfactory to the Lender:

        3.1.        The Lender shall have received and approved:

(a) Second Amendment. A counterpart of this Second Amendment executed by Borrower and Guarantors;

    (b)        Other Documents. Such other documents as the Lender may reasonably request (which shall include without limitation, partnership certificates, and other authorization documents required by Lender in connection with the foregoing); and

(c) Expenses. Reimbursement for all of Lender’s fees and expenses (including attorneys’ fees) incurred in connection with the preparation, negotiation, and execution of this Second Amendment.

        3.2.        All legal matters incident to the execution and delivery of this Second Amendment shall be satisfactory to the Lender.

        3.3.        No Default or Event of Default shall be then continuing.

        4.        Arbitration and Waiver of Jury Trial.

    (a)        THIS SECTION CONCERNS THE RESOLUTION OF ANY CONTROVERSIES OR CLAIMS BETWEEN THE BORROWER AND THE LENDER, WHETHER ARISING IN CONTRACT, TORT OR BY STATUTE, INCLUDING BUT NOT LIMITED TO CONTROVERSIES OR CLAIMS THAT ARISE OUT OF OR RELATE TO: (i) THIS SECOND AMENDMENT AND THE LOAN AGREEMENT (INCLUDING ANY RENEWALS, EXTENSIONS OR MODIFICATIONS); OR (ii) ANY DOCUMENT RELATED TO THIS SECOND AMENDMENT AND THE LOAN AGREEMENT (COLLECTIVELY A “CLAIM”).

    (b)        AT THE REQUEST OF THE BORROWER OR LENDER, ANY CLAIM SHALL BE RESOLVED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (TITLE 9, U. S. CODE) (THE “ACT”). THE ACT WILL APPLY EVEN THOUGH THIS AGREEMENT PROVIDES THAT IT IS GOVERNED BY THE LAW OF A SPECIFIED STATE.

    (c)        ARBITRATION PROCEEDINGS WILL BE DETERMINED IN ACCORDANCE WITH THE ACT, THE APPLICABLE RULES AND PROCEDURES FOR THE ARBITRATION OF DISPUTES OF JAMS OR ANY SUCCESSOR THEREOF (“JAMS”), AND THE TERMS OF THIS SECTION. IN THE EVENT OF ANY INCONSISTENCY, THE TERMS OF THIS PARAGRAPH SHALL CONTROL.

    (d)        THE ARBITRATION SHALL BE ADMINISTERED BY JAMS AND CONDUCTED IN ANY U. S. STATE WHERE REAL OR TANGIBLE PERSONAL PROPERTY COLLATERAL FOR THIS CREDIT IS LOCATED OR IF THERE IS NO SUCH COLLATERAL, IN TEXAS. ALL CLAIMS SHALL BE DETERMINED BY ONE ARBITRATOR; HOWEVER, IF CLAIMS EXCEED $5,000,000, UPON THE REQUEST OF ANY PARTY, THE CLAIMS SHALL BE DECIDED BY THREE ARBITRATORS. ALL ARBITRATION HEARINGS SHALL COMMENCE WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION AND CLOSE WITHIN 90 DAYS OF COMMENCEMENT AND THE AWARD OF THE ARBITRATOR(S) SHALL BE ISSUED WITHIN 30 DAYS OF THE CLOSE OF THE HEARING. HOWEVER, THE ARBITRATOR(S), UPON A SHOWING OF GOOD CAUSE, MAY EXTEND THE COMMENCEMENT OF THE HEARING FOR UP TO AN ADDITIONAL 60 DAYS. THE ARBITRATOR(S) SHALL PROVIDE A CONCISE WRITTEN STATEMENT OF REASONS FOR THE AWARD. THE ARBITRATION AWARD MAY BE SUBMITTED TO ANY COURT HAVING JURISDICTION TO BE CONFIRMED AND ENFORCED.

    (e)        THE ARBITRATOR(S) WILL HAVE THE AUTHORITY TO DECIDE WHETHER ANY CLAIM IS BARRED BY THE STATUTE OF LIMITATIONS AND, IF SO, TO DISMISS THE ARBITRATION ON THAT BASIS. FOR PURPOSES OF THE APPLICATION OF THE STATUTE OF LIMITATIONS, THE SERVICE ON JAMS UNDER APPLICABLE JAMS RULES OF A NOTICE OF CLAIM IS THE EQUIVALENT OF THE FILING OF A LAWSUIT. ANY DISPUTE CONCERNING THIS ARBITRATION PROVISION OR WHETHER A CLAIM IS ARBITRABLE SHALL BE DETERMINED BY THE ARBITRATOR(S). THE ARBITRATOR(S) SHALL HAVE THE POWER TO AWARD LEGAL FEES PURSUANT TO THE TERMS OF THIS SECOND AMENDMENT AND THE LOAN AGREEMENT.

    (f)        THIS SECTION DOES NOT LIMIT THE RIGHT OF THE BORROWER OR THE LENDER TO: (i) EXERCISE SELF-HELP REMEDIES, SUCH AS BUT NOT LIMITED TO, SETOFF; (ii) INITIATE JUDICIAL OR NONJUDICIAL FORECLOSURE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL; (iii) EXERCISE ANY JUDICIAL OR POWER OF SALE RIGHTS, OR (iv) ACT IN A COURT OF LAW TO OBTAIN AN INTERIM REMEDY, SUCH AS BUT NOT LIMITED TO, INJUNCTIVE RELIEF, WRIT OF POSSESSION OR APPOINTMENT OF A RECEIVER, OR ADDITIONAL OR SUPPLEMENTARY REMEDIES.

    (g)        BY AGREEING TO BINDING ARBITRATION, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM. FURTHERMORE, WITHOUT INTENDING IN ANY WAY TO LIMIT THIS AGREEMENT TO ARBITRATE, TO THE EXTENT ANY CLAIM IS NOT ARBITRATED, THE PARTIES IRREVOCABLY AND VOLUNTARILY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF SUCH CLAIM. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES ENTERING INTO THIS SECOND AMENDMENT.

        5.        NO CONTROL BY LENDER. BORROWER AGREES AND ACKNOWLEDGES THAT ALL OF THE COVENANTS AND AGREEMENTS PROVIDED FOR AND MADE BY BORROWER IN THIS SECOND AMENDMENT, THE LOAN AGREEMENT, AND IN THE OTHER LOAN DOCUMENTS ARE THE RESULT OF EXTENSIVE AND ARMS-LENGTH NEGOTIATIONS BETWEEN BORROWER AND LENDER. LENDER’S RIGHTS AND REMEDIES PROVIDED FOR IN THE LOAN AGREEMENT AND IN THE OTHER LOAN DOCUMENTS ARE INTENDED TO PROVIDE LENDER WITH A RIGHT TO OVERSEE BORROWER’S ACTIVITIES AS THEY RELATE TO THE LOAN TRANSACTIONS PROVIDED FOR IN THE LOAN AGREEMENT, WHICH RIGHT IS BASED ON LENDER’S VESTED INTEREST IN BORROWER’S ABILITY TO PAY THE NOTES AND PERFORM THE OTHER OBLIGATIONS. NONE OF THE COVENANTS OR OTHER PROVISIONS CONTAINED IN THE LOAN AGREEMENT SHALL, OR SHALL BE DEEMED TO, GIVE LENDER THE RIGHT OR POWER TO EXERCISE CONTROL OVER, OR OTHERWISE IMPAIR, THE DAY-TO-DAY AFFAIRS, OPERATIONS, AND MANAGEMENT OF BORROWER; PROVIDED THAT IF LENDER BECOMES THE OWNER OF ANY STOCK OF ANY ENTITY, WHICH ENTITY OWNS AN INTEREST IN BORROWER, WHETHER THROUGH FORECLOSURE OR OTHERWISE, LENDER THEREAFTER SHALL BE ENTITLED TO EXERCISE SUCH LEGAL RIGHTS AS IT MAY HAVE BY BEING A SHAREHOLDER OF SUCH ENTITY.

        6.        Release. Borrower and Guarantors on their own behalf and on behalf of their predecessors, successors and assigns (collectively, the “Releasing Parties”), hereby acknowledge and stipulate that as of the date of the execution of this Second Amendment, none of the Releasing Parties has any claims or causes of action of any kind whatsoever against Lender or any of its officers, directors, employees, agents, attorneys, or representatives, or against any of their respective predecessors, successors, or assigns. Each of the Releasing Parties hereby forever releases, remises, discharges and holds harmless Lender and all of its officers, directors, employees, agents, attorneys, and representatives, and all of their respective predecessors, successors, and assigns, from any and all claims, causes of action, demands, and liabilities of any kind whatsoever, whether direct or indirect, fixed or contingent, liquidated or non-liquidated, disputed or undisputed, known or unknown, which any of the Releasing Parties has or may acquire in the future relating in any way to any event, circumstance, action, or failure to act from the beginning of time through the date of the execution of this Second Amendment.

        7.        Lien Continuation: Miscellaneous. The liens granted in the Loan Documents are hereby ratified and confirmed as continuing to secure the payment of the Notes. Nothing herein shall in any manner diminish, impair or extinguish the Notes, as may be modified and increased under the Loan Agreement or the liens securing the Notes. The liens granted in the Loan Documents are not waived. The Security Agreement is specifically amended to secure Term Note B and each other Note and all Swap Contracts. Borrower ratifies and acknowledges the Loan Documents as valid, subsisting, and enforceable and agrees that the indebtedness evidenced by the Notes is just, due, owing and unpaid, and is subject to no offsets, deductions, credits, charges or claims of whatsoever kind or character, and further agrees that all offsets, credits, charges and claims of whatsoever kind or character are fully settled and satisfied.

        8.        Defined Terms. Words and terms used herein which are defined in the Loan Agreement are used herein as defined therein, except as specifically modified by the terms of this Second Amendment. Terms used in this Second Amendment which are not defined in the Loan Agreement are used therein as herein defined.

        9.        Miscellaneous.

        9.1.        Preservation of the Loan Agreement. Except as specifically amended and modified by the terms of this Second Amendment, all of the terms, provisions, covenants, warranties, and agreements contained in the Loan Agreement and in the other Loan Documents shall remain in full force and effect (any irreconcilable conflicts or inconsistencies between the terms of this Second Amendment and the Loan Agreement, or any other Loan Document, shall be governed and controlled by this Second Amendment).

        9.2.        Counterparts. This Second Amendment may be executed in two or more counterparts, and it shall not be necessary that any one of the counterparts be executed by all of the parties hereto. Each fully or partially executed counterpart shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

        9.3.        Joinder. Each of the Guarantors join in the execution of this Second Amendment to join in the release set forth in numerical section 6 above and to evidence that their Guaranty remains in full force and effect and is not limited or impaired as a result of the execution and delivery of this Second Amendment by Borrower.

        9.4.        NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NOT UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

        9.5.        ACKNOWLEDGMENT. BORROWER HAS BEEN ADVISED BY LENDER TO SEEK THE ADVICE OF AN ATTORNEY AND AN ACCOUNTANT IN CONNECTION WITH THE COMMERCIAL LOANS EVIDENCED BY THE NOTES; AND BORROWER HAS HAD THE OPPORTUNITY TO SEEK THE ADVICE OF AN ATTORNEY AND ACCOUNTANT OF BORROWER’S CHOICE IN CONNECTION WITH THE COMMERCIAL LOANS EVIDENCED BY THE NOTES.

        IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the date first above written.

POWELL INDUSTRIES, INC.

By:____________________________________
                        Don R. Madison,
         Chief Financial Officer and Secretary

                                        BORROWER

BANK OF AMERICA, N.A.

By:______________________________
Name:___________________________
Title:____________________________

LENDER

JOINED IN FOR THE PURPOSES
SET FORTH ABOVE:

DELTA-UNIBUS, CORP.

By:
Don R. Madison, Secretary

POWELL ELECTRICAL
MANUFACTURING COMPANY

By:
Don R. Madison, Secretary

POWELL-ESCO COMPANY

By:
Don R. Madison, Secretary

TRANSDYN CONTROLS, INC.

By:
Don R. Madison, Secretary

UNIBUS, INC.

By:
Don R. Madison, Secretary

TRACTION POWER SYSTEMS, INC.

By:
Don R. Madison, Secretary

GUARANTORS